UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2023

AKOUSTIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38029	33-1229046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9805 Northcross Center Court, Suite A

Huntersville, NC 28078

(Address of principal executive offices, including zip code)

704-997-5735

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.001 par value	AKTS	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 22, 2023, the Board of Directors (the “Board”) of Akoustis Technologies, Inc. (the “Company”) approved an increase to the size of the Board to eight directors and appointed Ms. Michelle Petock to the Board to fill the new directorship, effective March 23, 2023. The Board has determined that Ms. Petock is independent under Rule 5605(a)(2) of the Nasdaq Listing Rules. She will serve on the Board’s Audit and Strategic Development Committees.

Ms. Petock, age 50, has served as the Chief Executive Officer of W Greig & Company, an investment platform which invests and manages the capital of a single family office, since May 2017. Prior to joining W Greig & Company, Ms. Petock served as the Chief Operating Officer of Datum 9 Analytics, an SEC-registered investment management firm. Ms. Petock earned a Bachelor’s degree from the University of Pennsylvania and a Juris Doctorate from the George Washington University Law School.

Ms. Petock will receive compensation for her service as a director in accordance with the Company’s Director Compensation Program (the “Director Compensation Program”), which provides for, among other things, annual compensation of $140,000, plus additional amounts for service on committees of the Board, in each case to be pro-rated to reflect her service for a partial year prior to the Company’s 2023 annual meeting of stockholders. The Director Compensation Program provides for compensation to be paid in the form of one or both of stock options or restricted stock units (“RSUs”) and allows for directors to elect to receive up to 25% of such compensation in cash in lieu of stock options or RSUs. Equity grants made in accordance with the Director Compensation Program are issued subject to and in accordance with the Company’s 2018 Stock Incentive Plan.

There was no arrangement or understanding between Ms. Petock and any other person pursuant to which Ms. Petock was appointed as a director of the Company. Ms. Petock has no direct or indirect material interest in any transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

A copy of the press release announcing Ms. Petock’s appointment is included herewith as Exhibit 99.1 and is incorporated by reference.

The information under Item 7.01 and in Exhibit 99.1 to this Current Report on Form 8-K are being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release dated March 23, 2023, furnished herewith.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akoustis Technologies, Inc.
Date: March 23, 2023	By:	/s/ Kenneth E. Boller
	Name:	Kenneth E. Boller
	Title:	Chief Financial Officer

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